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                                                                  Exhibit 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    We consent to the incorporation by reference in this Registration Statement of Coherent, Inc. on Form S-8 of our reports dated October 31, 1995, appearing in the Annual Report on Form 10-K of Coherent, Inc. for the year ended September 30, 1995.



                                       /s/ Deloitte & Touche LLP
                                       ------------------------------

San Jose, California
April 26, 1996